Noncontrolling interests	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Noncontrolling interests
19. Noncontrolling interests
Noncontrolling interests represent the portion of equity in consolidated subsidiaries not attributable, directly or indirectly, to the Company.
Arcadian
In September 2020, the Company co-founded Arcadian, a managing general agent incorporated in Bermuda writing business on behalf of the Company. The Company’s ownership in Arcadian as of December 31, 2020 was 49%, representing 980,000 common shares at $1.00 par value. The Company has determined that Arcadian has the characteristics of a variable interest entity (“VIE”) that are addressed by the guidance in ASC 810, Consolidation (ASC 810). Arcadian is considered a VIE as it has insufficient equity capital to finance its activities without additional financial support. The Company concluded that it is the primary beneficiary of Arcadian as it has power over the activities that most significantly impact the economic performance of Arcadian. As a result, the Company has consolidated the results of Arcadian in its consolidated financial statements.
The Company’s financial exposure to Arcadian is limited to its investment in Arcadian’s common shares and other financial support up to $18.0 million through an unsecured promissory note. Arcadian commenced operations on October 1, 2020 and began writing business on behalf of the Company.
The following table is a reconciliation of the beginning and ending carrying amount of total noncontrolling interests for the year ended December 31, 2020:

December 31, 2020
Balance, beginning of year	$—
Net income attributable to noncontrolling interests	341
Contributions	1,020
Balance, end of year	$1,361